Exhibit 99.1

Thumzup Announces $2.5 Million Capital Infusion into DogeHash Technologies to Expand its Dogecoin Mining Capacity

●	Strategic funding expected to accelerate fleet deployment to over 4,000 ASIC miners
●	Capital provided in advance of Thumzup’s pending acquisition of DogeHash

Los Angeles, CA – September 30, 2025 - Thumzup Media Corporation (“Thumzup” or the “Company”) (Nasdaq: TZUP), a digital asset accumulator and advertising industry disruptor, announced today that it has provided DogeHash Technologies Inc. (“DogeHash”) with a $2.5 million loan. The funds are expected to expand DogeHash’s Dogecoin mining capacity and accelerate deployment of its next-generation ASIC miners.

The financing, which comes ahead of Thumzup’s pending acquisition of DogeHash, is anticipated to support the acceleration of the growth of the fleet of miners with more than 500 new ASIC miners, which could bring the total rigs in operation to more than 4,000 later this year. Company executives said the move underscores Thumzup’s broader strategic push into the cryptocurrency ecosystem and strengthens its position as a fast-scaling Dogecoin mining venture.

“We are enthusiastic about all the recent developments in the Dogecoin ecosystem and are looking forward to working with DogeHash to build a premier Doge mining company together,” said Robert Steele, chief executive officer of Thumzup.

“We appreciate Thumzup providing this capital prior to the conclusion of the acquisition,” commented Parker Scott, Chief Executive Officer of DogeHash Technologies. “This helps us accelerate our deployment of cutting-edge Doge mining hardware. These funds are anticipated to add more than 500 ASIC miners to our fleet, expanding our efficiency and scale during a pivotal period for the Dogecoin market.”

The capital infusion follows several strategic initiatives by Thumzup in recent months, including DOGE treasury purchases, the launch of its Crypto Advisory Board and the pending acquisition of DogeHash Technologies. Together, these moves reinforce Thumzup’s vision of becoming a transformative leader in cryptocurrency mining and digital asset strategy.

About Thumzup®

Thumzup Media Corporation is pioneering a new era of digital marketing and financial innovation. In parallel with the growth of its AdTech platform, Thumzup’s Board of Directors has authorized the Company to strategically expand its treasury strategy beyond Bitcoin to include leading cryptocurrencies, such as Dogecoin, Litecoin, Solana, Ripple, Ether, and USD Coin, reinforcing the Company’s commitment to financial agility and innovation.

About Dogehash Technologies

DogeHash Technologies is a leading industrial scale Dogecoin-focused digital asset mining company. The company operates a growing fleet of thousands of industrial-grade Scrypt miners across best-in-class North American colocation sites. The company intends to develop a strategic treasury reserve to capture long-term value from mined assets, while leveraging exclusive access to next-generation Scrypt hardware to deliver efficient and scalable mining. With a mission to build a top-tier publicly traded, pure-play Dogecoin mining platform, DogeHash is uniquely positioned to lead in sustainable growth and innovation across the digital asset ecosystem.

Legal Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, our expectation that we will successfully consummate the acquisition with DogeHash, adverse changes in the crypto market including federal legislation and adverse regulations, our strategic direction and growth prospects, and our business, financial position and our potential growth and planned expansion. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K and other filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s website at: http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Additional Information About the Acquisition and Where To Find It

Thumzup intends to file with the SEC a proxy statement in connection with the proposed acquisition of DogeHash and will mail a definitive proxy statement and other relevant documents to Thumzup’s stockholders. The closing of the acquisition is conditioned upon the Company obtaining the required stockholder approvals, Nasdaq approval, receipt of a fairness opinion by the Company and customary closing conditions.

Thunzup’s stockholders and other interested persons are advised to read, when available, the proxy statement, and amendments thereto, and the other relevant documents filed with the SEC in connection with Thumzup’s solicitation of proxies for its stockholders’ special meeting to be held to approve the transactions because the proxy statement will contain important information about Thumzup, DogeHash and the transactions contemplated thereby. The definitive proxy statement will be mailed to stockholders of Thumzup as of a record date to be established for voting on the transactions. Investors may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Thumzup with the SEC at the SEC’s website at www.sec.gov. Stockholders of Thumzup will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Thumzup Media Corporation, 10557-B Jefferson Blvd., Culver City, CA, Attention: Investor Relations.

Participants in the Solicitation Legend

Thumzup, DogeHash, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Thumzup and DogeHash in connection with the proposed transaction. Information about the directors and executive officers of Thumzup is set forth in its Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 30, 2025. Additional information regarding the participants in the proxy solicitation, including TZUP and DogeHash directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC regarding the acquisition when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to Thumzup as described above under “Additional Information About the Acquisition and Where to Find It.”

Company Contact

Thumzup Investor Relations

investors@thumzupmedia.com

800-403-6150

Media Contact

Jessica Starman

media@thumzupmedia.com

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